Exhibit 10.13

*** Represents material that has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

PURCHASE Contract Supplier : 51467 MOBILEYE TECHNOLOGIES LIMITED GREG TOWER 7 FLORINIS STREET NICOSIA 1034, CYPRUS	Bill To: Magna Electronics Accounts Payable 10410 N. Holly Rd. Holly, MI 48442 (810)606-0444	Contract No: *** Delivery Address: Magna Electronics 10410 N. Holly Rd. Holly, MI 48442

Ref.:                                                                     /STALO MYLONA

Telephone: 01135722451555      Telefax:         orders@mobileye.com

Only those items identified as “RELEASED” on a Purchase Schedule authorize production of finished goods. Those finished goods should be prepared for shipment, but shipped in accordance with the most recent release which indicates the shipment quantities for the next week. Those items identified as “PLANNED” on a Purchase Schedule are released for expected delivery and are authorizing raw material procurement only. Those items identified as “FORECAST” on a Purchase Schedule are for planning purposes only and are not authorizing shipment, production, or raw material procurement.

Suppliers are not authorized to ship production components to any Magna Electronics Production Facility without PPAP approval to the current revision level, or a signed Deviation from Magna Electronics. Please reference Magna’s SQR Manual.

In the event the terms of this purchase contract conflict with any other agreement between the parties which provides for future price reductions, the terms of that agreement shall govern this purchase contract.

This Purchase Contract covers releases calling for receipt of product between

Effective Date: 2011-02-08

TO

Expiry Date: 2025-02-07

##############################################################################

NOTE: Supplier must meet the requirements of the Manga Electronics Supplier
Handbook “Packaging & Shipping Requirements” and “S.Q.R.” manuals, which can be found at www.magnaelectronics.com/suppliers.

##############################################################################

Buyer’s Purchase Order Terms and Conditions, which are available via the Internet at www.magna.com, are incorporated by reference herein and form an integral part hereof. Upon request, Buyer will furnish Seller with a hard copy of Buyer’s Purchase Order Terms and Conditions. SELLER’S ACCEPTANCE OF THIS PURCHASE ORDER IS LIMITED AND SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED ABOVE AND INCORPORATED BY REFERENCE HEREIN, AND ANY ADDITIONAL OR DIFFERENT TERMS OR CONDITIONS PROPOSED BY SELLER

PURCHASE Contract Supplier 51467 MOBILEYE TECHNOLOGIES LIMITED GREG TOWER 7 FLORINIS STREET NICOSIA 1034, CYPRUS	Bill To: Magna Electronics Accounts Payable 10410 N. Holly Rd. Holly, MI 48442 (810)606-0444	Contract No: *** Delivery Address: Magna Electronics 10410 N. Holly Rd. Holly, MI 48442

Ref.:                                                                     /STALO MYLONA

Telephone: 01135722451555     Telefax:         orders@mobileye.com

ARE HEREBY REJECTED, UNLESS OTHERWISE EXPRESSLY AGREED IN WRITING BY BUYER AND SIGNED BY BUYER’S AUTHORIZED REPRESENTATIVES.

5	***	EA	USD	***	EA	0.0000000
***

Suppl. Part No: ***/MOBILEYE	Drawing Number:
Status: LV Live	Delivery or Pick-Up: Pick-up
Delivery: FOB DEST FRT COLLECT	Payment: Net 45 Days
Desc.:	Buyer: Bender, Paul

Contract Text

3/30/2011: PART NUMBER *** ADDED TO CONTRACT AT ***/EA. THE LEADTIME IS 21 WEEKS WITH AN MOQ OF *** PCS. THE MOBILEYE PART NUMBER *** WHICH ALIGNS WITH THE *** MODULE REFERENCE 22738980. THE PPAP AND IMDS SUBMISSION ARE TO BE APPROVED PRIOR TO PRODUCTION SHIPMENTS BEING SENT TO MAGNA ELECTRONICS. PER THE MASTER AGREEMENT APPENDIX A THE ANNUAL REDUCTIONS ARE *** STARTING IN 2012.

MOBILEYE AGREES TO A *** PER UNIT. THE VOLUME REBATE AGREEMENT IS AS FOLLOWS: *** TO *** PER YEAR IS A *** REBATE. *** TO *** IS AN ADDITIONAL *** REBATE FOR A TOTAL OF ***. *** TO *** IS AN ADDITIONAL *** REBATE FOR A TOTAL OF ***.

THE *** AND VOLUME

REBATES ARE TO BE PAID 10 DAYS AFTER EACH QUARTER BASED ON ACTUAL RECEIPTS. ALL QUANTITIES NEED TO BE RECONCILED WITH MAGNA ELECTRONICS PURCHASING. THE REBATE CHECKS ARE TO BE SENT DIRECTLY TO MAGNA ELECTRONICS PURCHASING. J. HOPPE

*********************************************************************************

2/8/2011 - *** ADDED TO CONTRACT FOR TRANSMISSION OF RELEASES ONLY, SEE 9022007 FOR DETAILS. ERYCE ========================================================================
LEVEL *** PPAP REQUIRED TO MAGNA ELECTRONICS INCORPORATED (MEI) PRIOR TO INITIAL SUBMISSION OF PRODUCTION COMPONENTS PER AIAG STANDARDS. ONCE THE PROCESS IS APPROVED ANY CHANGES MUST BE AUTHORIZED PER THE MEI SUPPLIER CHANGE REQUEST PROCEDURE.
THE FIRST PRODUCTION SHIPMENT OF ANY NEW PRODUCT AND/OR NEW REVISION, AS WELL AS ANY PRODUCTION SHIPMENTS PRIOR TO PPAP APPROVAL, MUST BE LABELED ON THE OUTSIDE OF THE BOX WITH THE APPROPRIATE MAGNA

PURCHASE Contract	Bill To: Magna Electronics Accounts Payable 10410 N. Holly Rd. Holly, MI 48442	Page: 2 Contract No: *** Effective Date: 2011-02-08 Expiry Date: 2025-02-07
Supplier : 51467 MOBILEYE TECHNOLOGIES LIMITED GREG TOWER 7 FLORINIS STREET NICOSIA 1034, CYPRUS	(810)606-0444	Revision: Delivery Address: Magna Electronics 10410 N. Holly Rd. Holly, MI 48442

Ref.:                                                                     /STALO MYLONA

Telephone: 01135722451555     Telefax:         orders@mobileye.com

Pos	Item Code	Unit Revision No	Currency	Purchase Price	Unit	New Price

ELECTRONICS PPAP OR CHANGE LABEL. IF YOU DO NOT HAVE THE APPROPRIATE LABEL, PLEASE OBTAIN ONE FROM YOUR BUYER.
REFERENCE THE MEI SUPPLIER QUALITY REQUIREMENTS MANUAL, PACKAGING & SHIPPING REQUIREMENTS MANUAL, AND TERMS AND CONDITIONS FOR SUPPLIER QUALITY REQUIREMENTS AND STANDARD TERMS. ALL ARE AVAILABLE ON THE INTERNET AT WWW.MAGNA.COM AND APPLY TO THIS ORDER UNLESS OTHERWISE AGRREED TO IN WRITING. IF YOU DO NOT HAVE INTERNET ACCESS OR HAVE DIFFICULTY LOCATING THE DOCUMENTS ONLINE, PLEASE CONTACT YOUR BUYER FOR ASSISTANCE.
ALL COMPONENTS MUST BE ENTERED INTO THE IMDS SYSTEM PRIOR TO PPAP SUBMISSION OR PRODUCTION DELIVERY. FAILURE TO COMPLY WILL AFFECT YOUR SUPPLIER QUALITY RATING, SOURCING DECISIONS, AND MAY RESULT IN RESOURCING OF BUSINESS TO AN ALTERNATE SUPPLIER. FAILURE TO COMPLY MAY ALSO RESULT IN A SUPPLIER CHARGEBACK OF $150 PER WEEK PER MAGNA ELECTRONICS FACILITY.
ALL ELECTRONIC COMPONENTS MUST BE “AUTOMOTIVE GRADE” UNLESS OTHERWISE SPECIFIED ON THE PURCHASE ORDER. MSDS SHEETS, AND APPROPRIATE LABELS APPLIED TO EACH CONTAINER ARE REQUIRED FOR ANY HAZARDOUS MATERIALS.
MRP RELEASES WILL BE SENT OUT WEEKLY. THE REQUIRED DATE IS THE DATE DUE TO MAGNA. ANY DEVIATION FROM THIS WILL RESULT IN PRODUCT BEING RETURNED AT THE SUPPLIER’S EXPENSE. SUPPLIERS ARE REQUIRED TO MAINTAIN 100% ON-TIME DELIVERY. LATE SHIPMENTS WILL NOT BE TOLERATED AND WILL AFFECT SUPPLIER QUALITY RATINGS.
A PACKING LIST MUST BE INCLUDED WITH EACH SHIPMENT. THE MAGNA PART NUMBER AND PURCHASE ORDER MUST BE REFERENCED ON ALL DOCUMENTION, ESPECIALLY THE PACKING LIST AND INVOICE. FAILURE TO COMPLY MAY RESULT IN AN ADMINISTRATIVE FEE OF $100.00 PER OCCURRENCE AND WILL AFFECT YOUR SUPPLIER QUALITY RATING.
IT IS THE SUPPLIERS RESPONSIBILITY TO SHIP PRODUCT IN PACKAGING WHICH WILL ADEQUATELY PROTECT IT DURING TRANSIT. IF THE TOTAL SHIPMENT WEIGHS LESS THAN 100 POUNDS, PRODUCT IS TO BE SHIPPED UPS GROUND COLLLECT. IF THE FREIGHT IS OVER 100 POUNDS AND THE SHIPPING ORIGIN IS WITHIN MICHIGAN, ILLINOIS, OHIO, INDIANA, OR WISCONSIN, PRODUCT IS TO BE SECURED ON SKIDS VIA

PURCHASE Contract	Bill To: Magna Electronics Accounts Payable 10410 N. Holly Rd. Holly, MI 48442	Page: 3 Contract No: *** Effective Date: 2011-02-08 Expiry Date: 2025-02-07
Supplier : 51467 MOBILEYE TECHNOLOGIES LIMITED GREG TOWER 7 FLORINIS STREET NICOSIA 1034, CYPRUS	(810)606-0444	Revision: Delivery Address: Magna Electronics 10410 N. Holly Rd. Holly, MI 48442

Ref.:                                                                     /STALO MYLONA

Telephone: 01135722451555     Telefax:         orders@mobileye.com

Pos	Item Code	Unit Revision No	Currency	Purchase Price	Unit	New Price

USF HOLLAND COLLECT, FOR ALL OTHER SHIPPING ORIGINS WITHIN THE CONTINENTAL UNITED STATES, SHIPMENTS OVER 100 POUNDS SHALL BE SECURED TO SKIDS AND SHIPPED ROADWAY COLLECT. FOR ANY INTERNATIONAL SHIPMENTS, PLEASE CONTACT YOU BUYER FOR SHIPPING INSTRUCTIONS.
EXPEDITED FREIGHT CHARGES WILL NOT BE PAID WITHOUT A PREMIUM FREIGHT AUTHORIZATION NUMBER. THIS NUMBER MUST BE PRESENT ON BOTH THE PACKING LIST AND INVOICE.
MAGNA ELECTRONICS AND THEIR CUSTOMER(S) RESERVE THE RIGHT TO VERIFY PURCHASED PRODUCT AND ANY ASSOCIATED TOOLING AND PERTINENT QUALITY DOCUMENTATION AT SUBCONTRACTORS LOCATION AS REQUIRED.
THIS CONTRACT MAY AUTOMATICALLY BE EXTENDED AT THE BUYER’S DISCRETION.

Acceptance of Purchase Order / Purchase Contract		|
|
	_________________________	|	3/31/11	_________________________
Date	Authorized Supplier Signature		Date	Authorized Supplier Signature

PURCHASE Contract Supplier : 51467 MOBILEYE TECHNOLOGIES LIMITED GREG TOWER 7 FLORINIS STREET NICOSIA 1034, CYPRUS	Bill To: Magna Electronics Accounts Payable 10410 N. Holly Rd. Holly, MI 48442 (810)606-0444	Contract No: *** Delivery Address: Magna Electronics 10410 N. Holly Rd. Holly, MI 48442

Ref.:                                                                     /STALO MYLONA

Telephone: 01135722451555     Telefax:         orders@mobileye.com

Only those items identified as “RELEASED” on a Purchase Schedule authorize production of finished goods. Those finished goods should be prepared for shipment, but shipped in accordance with the most recent release which indicates the shipment quantities for the next week. Those items identified as “PLANNED” on a Purchase Schedule are released for expected delivery and are authorizing raw material procurement only. Those items identified as “FORECAST” on a Purchase Schedule are for planning purposes only and are not authorizing shipment, production, or raw material procurement.

Suppliers are not authorized to ship production components to any Magna Electronics Production Facility without PPAP approval to the current revision level, or a signed Deviation from Magna Electronics. Please reference Magna’s SQR Manual.

In the event the terms of this purchase contract conflict with any other agreement between the parties which provides for future price reductions, the terms of that agreement shall govern this purchase contract.

This Purchase Contract covers releases calling for receipt of product between

Effective Date: 2011-02-08

TO

Expiry Date: 2025-02-07

##############################################################################

NOTE: Supplier must meet the requirements of the Manga Electronics Supplier
Handbook “Packaging & Shipping Requirements” and “S.Q.R.” manuals, which can be found at www.magnaelectronics.com/suppliers.

##############################################################################

Buyer’s Purchase Order Terms and Conditions, which are available via the Internet at www.magna.com, are incorporated by reference herein and form an integral part hereof. Upon request, Buyer will furnish Seller with a hard copy of Buyer’s Purchase Order Terms and Conditions. SELLER’S ACCEPTANCE OF THIS PURCHASE ORDER IS LIMITED AND SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED ABOVE AND INCORPORA TED BY REFERENCE HEREIN, AND ANY ADDITIONAL OR DIFFERENT TERMS OR CONDITIONS PROPOSED BY SELLER ARE HEREBY REJECTED, UNLESS OTHERWISE EXPRESSLY AGREED IN WRITING BY BUYER AND SIGNED BY BUYER’S AUTHORIZED REPRESENTATIVES.

PURCHASE Contract	Bill To: Magna Electronics Accounts Payable 10410 N. Holly Rd. Holly, MI 48442	Page: 1 (Exclude Cover) Contract No: *** Effective Date: 2011-02-08 Expiry Date: 2025-02-07
Supplier : 51467 MOBILEYE TECHNOLOGIES LIMITED GREG TOWER 7 FLORINIS STREET NICOSIA 1034, CYPRUS	(810)606-0444	Revision: Delivery Address: Magna Electronics 10410 N. Holly Rd. Holly, MI 48442

Ref.:                                                                     /STALO MYLONA

Telephone: 01135722451555     Telefax:         orders@mobileye.com

Pos	Item Code	Unit Revision No	Currency	Purchase Price	Unit	New Price

4	***	EA	USD	***	EA	0.0000000
***

Suppl. Part No: ***/MOBILEYE	Drawing Number:
Status: LV Live	Delivery or Pick-Up: Pick-up
Delivery: FOB DEST FRT COLLECT	Payment: Net 45 Days
Desc.:	Buyer: Bender, Paul

Contract Text

3/30/2011: PART NUMBER *** ADDED TO CONTRACT AT ***/EA. THE LEADTIME IS 21 WEEKS WITH AN MOQ OF *** PCS. THE MOBILEYE PART NUMBER *** WHICH ALIGNS WITH THE *** MODULE REFERENCE 20864276 (13353384). THE PPAP AND IMDS SUBMISSION ARE TO BE APPROVED PRIOR TO PRODUCTION SHIPMENTS BEING SENT TO MAGNA ELECTRONICS. PER THE MASTER AGREEMENT APPENDIX A THE ANNUAL REDUCTIONS ARE *** STARTING IN 2012.

MOBILEYE AGREES TO A *** PER UNIT.

THE VOLUME REBATE AGREEMENT IS AS FOLLOWS: *** TO *** PER YEAR IS A *** REBATE. *** TO *** PER YEAR IS AN ADDITIONAL *** REBATE FOR A TOTAL OF ***. *** TO *** IS AN ADDITIONAL *** REBATE FOR A TOTAL OF ***.

THE ***

AND VOLUME REBATES ARE TO BE PAID 10 DAYS AFTER EACH QUARTER BASED ON ACTUAL RECEIPTS. ALL QUANTITIES NEED TO BE RECONCILED WITH MAGNA ELECTRONICS PURCHASING. THE REBATE CHECKS ARE TO BE SENT DIRECTLY TO MAGNA ELECTRONICS PURCHASING. J. HOPPE

*********************************************************************************

2/8/2011 – *** ADDED TO CONTRACT FOR TRANSMISSION OF RELEASES TO SUPPLIER ONLY. SEE 9022007 FOR DETAILS. ERYCE. =======================================================================
LEVEL *** PPAP REQUIRED TO MAGNA ELECTRONICS INCORPORATED (MEI) PRIOR TO INITIAL SUBMISSION OF PRODUCTION COMPONENTS PER AIAG STANDARDS. ONCE THE PROCESS IS APPROVED ANY CHANGES MUST BE AUTHORIZED PER THE MEI SUPPLIER CHANGE REQUEST PROCEDURE.

PURCHASE Contract	Bill To: Magna Electronics Accounts Payable 10410 N. Holly Rd. Holly, MI 48442	Page: 2 Contract No: *** Effective Date: 2011-02-08 Expiry Date: 2025-02-07
Supplier : 51467 MOBILEYE TECHNOLOGIES LIMITED GREG TOWER 7 FLORINIS STREET NICOSIA 1034, CYPRUS	(810)606-0444	Revision: Delivery Address: Magna Electronics 10410 N. Holly Rd. Holly, MI 48442

Ref.:                                                                     /STALO MYLONA

Telephone: 01135722451555     Telefax:         orders@mobileye.com

Pos	Item Code	Unit Revision No	Currency	Purchase Price	Unit	New Price

THE FIRST PRODUCTION SHIPMENT OF ANY NEW PRODUCT AND/OR NEW REVISION, AS WELL AS ANY PRODUCTION SHIPMENTS PRIOR TO PPAP APPROVAL, MUST BE LABELED ON THE OUTSIDE OF THE BOX WITH THE APPROPRIATE MAGNA ELECTRONICS PPAP OR CHANGE LABEL. IF YOU DO NOT HAVE THE APPROPRIATE LABEL, PLEASE OBTAIN ONE FROM YOUR BUYER.
REFERENCE THE MEI SUPPLIER QUALITY REQUIREMENTS MANUAL, PACKAGING & SHIPPING REQUIREMENTS MANUAL, AND TERMS AND CONDITIONS FOR SUPPLIER QUALITY REQUIREMENTS AND STANDARD TERMS. ALL ARE AVAILABLE ON THE INTERNET AT WWW.MAGNA.COM AND APPLY TO THIS ORDER UNLESS OTHERWISE AGRREED TO IN WRITING. IF YOU DO NOT HAVE INTERNET ACCESS OR HAVE DIFFICULTY LOCATING THE DOCUMENTS ONLINE, PLEASE CONTACT YOUR BUYER FOR ASSISTANCE.
ALL COMPONENTS MUST BE ENTERED INTO THE IMDS SYSTEM PRIOR TO PPAP SUBMISSION OR PRODUCTION DELIVERY. FAILURE TO COMPLY WILL AFFECT YOUR SUPPLIER QUALITY RATING, SOURCING DECISIONS, AND MAY RESULT IN RESOURCING OF BUSINESS TO AN ALTERNATE SUPPLIER. FAILURE TO COMPLY MAY ALSO RESULT IN A SUPPLIER CHARGEBACK OF $150 PER WEEK PER MAGNA ELECTRONICS FACILITY.
ALL ELECTRONIC COMPONENTS MUST BE “AUTOMOTIVE GRADE” UNLESS OTHERWISE SPECIFIED ON THE PURCHASE ORDER. MSDS SHEETS, AND APPROPRIATE LABELS APPLIED TO EACH CONTAINER ARE REQUIRED FOR ANY HAZARDOUS MATERIALS.
MRP RELEASES WILL BE SENT OUT WEEKLY. THE REQUIRED DATE IS THE DATE DUE TO MAGNA. ANY DEVIATION FROM THIS WILL RESULT IN PRODUCT BEING RETURNED AT THE SUPPLIER’S EXPENSE. SUPPLIERS ARE REQUIRED TO MAINTAIN 100% ON-TIME DELIVERY. LATE SHIPMENTS WILL NOT BE TOLERATED AND WILL AFFECT SUPPLIER QUALITY RATINGS.
A PACKING LIST MUST BE INCLUDED WITH EACH SHIPMENT. THE MAGNA PART NUMBER AND PURCHASE ORDER MUST BE REFERENCED ON ALL DOCUMENTION, ESPECIALLY THE PACKING LIST AND INVOICE. FAILURE TO COMPLY MAY RESULT IN AN ADMINISTRATIVE FEE OF $100.00 PER OCCURRENCE AND WILL EFFECT YOUR SUPPLIER QUALITY RATING.
IT IS THE SUPPLIERS RESPONSIBILITY TO SHIP PRODUCT IN PACKAGING WHICH WILL ADEQUATELY PROTECT IT DURING TRANSIT. IF THE TOTAL SHIPMENT

PURCHASE Contract	Bill To: Magna Electronics Accounts Payable 10410 N. Holly Rd. Holly, MI 48442	Page: 3 Contract No: *** Effective Date: 2011-02-08 Expiry Date: 2025-02-07
Supplier : 51467 MOBILEYE TECHNOLOGIES LIMITED GREG TOWER 7 FLORINIS STREET NICOSIA 1034, CYPRUS	(810)606-0444	Revision: Delivery Address: Magna Electronics 10410 N. Holly Rd. Holly, MI 48442

Ref.:                                                                     /STALO MYLONA

Telephone: 01135722451555     Telefax:         orders@mobileye.com

Pos	Item Code	Unit Revision No	Currency	Purchase Price	Unit	New Price

WEIGHS LESS THAN 100 POUNDS, PRODUCT IS TO BE SHIPPED UPS GROUND COLLLECT. IF THE FREIGHT IS OVER 100 POUNDS AND THE SHIPPING ORIGIN IS WITHIN MICHIGAN, ILLINOIS, OHIO, INDIANA, OR WISCONSIN, PRODUCT IS TO BE SECURED ON SKIDS VIA USF HOLLAND COLLECT. FOR ALL OTHER SHIPPING ORIGINS WITHIN THE CONTINENTAL UNITED STATES, SHIPMENTS OVER 100 POUNDS SHALL BE SECURED TO SKIDS AND SHIPPED ROADWAY COLLECT. FOR ANY INTERNATIONAL SHIPMENTS, PLEASE CONTACT YOU BUYER FOR SHIPPING INSTRUCTIONS.
EXPEDITED FREIGHT CHARGES WILL NOT BE PAID WITHOUT A PREMIUM FREIGHT AUTHORIZATION NUMBER. THIS NUMBER MUST BE PRESENT ON BOTH THE PACKING LIST AND INVOICE.
MAGNA ELECTRONICS AND THEIR CUSTOMER(S) RESERVE THE RIGHT TO VERIFY PURCHASED PRODUCT AND ANY ASSOCIATED TOOLING AND PERTINENT QUALITY DOCUMENTATION AT SUBCONTRACTORS LOCATION AS REQUIRED.
THIS CONTRACT MAY AUTOMATICALLY BE EXTENDED AT THE BUYER’S DISCRETION.

Acceptance of Purchase Order / Purchase Contract		|
|
	_________________________	|	3/31/11	_________________________
Date	Authorized Supplier Signature		Date	Authorized Supplier Signature

PURCHASE Contract Supplier : 51467 MOBILEYE TECHNOLOGIES LIMITED GREG TOWER 7 FLORINIS STREET NICOSIA 1034, CYPRUS	Bill To: Magna Electronics Accounts Payable 10410 N. Holly Rd. Holly, MI 48442 (810)606-0444	Contract No: *** Delivery Address: Magna Electronics 10410 N. Holly Rd. Holly, MI 48442

Ref.:                                                                     /STALO MYLONA

Telephone: 01135722451555     Telefax:         orders@mobileye.com

Only those items identified as “RELEASED” on a Purchase Schedule authorize production of finished goods. Those finished goods should be prepared for shipment, but shipped in accordance with the most recent release which indicates the shipment quantities for the next week. Those items identified as “PLANNED” on a Purchase Schedule are released for expected delivery and are authorizing raw material procurement only. Those items identified as “FORECAST” on a Purchase Schedule are for planning purposes only and are not authorizing shipment, production, or raw material procurement.

Suppliers are not authorized to ship production components to any Magna Electronics Production Facility without PPAP approval to the current revision level, or a signed Deviation from Magna Electronics. Please reference Magna’s SQR Manual.

In the event the terms of this purchase contract conflict with any other agreement between the parties which provides for future price reductions, the terms of that agreement shall govern this purchase contract.

This Purchase Contract covers releases calling for receipt of product between

Effective Date: 2011-02-08

TO

Expiry Date: 2025-02-07

##############################################################################

NOTE: Supplier must meet the requirements of the Manga Electronics Supplier
Handbook “Packaging & Shipping Requirements” and “S.Q.R.” manuals, which can be found at www.magnaelectronics.com/suppliers.

##############################################################################

Buyer’s Purchase Order Terms and Conditions, which are available via the Internet at www.magna.com, are incorporated by reference herein and form an integral part hereof. Upon request, Buyer will furnish Seller with a hard copy of Buyer’s Purchase Order Terms and Conditions. SELLER’S ACCEPTANCE OF THIS PURCHASE ORDER IS LIMITED AND SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED ABOVE AND INCORPORATED BY REFERENCE HEREIN, AND ANY ADDITIONAL OR DIFFERENT TERMS OR CONDITIONS PROPOSED BY SELLER ARE HEREBY REJECTED, UNLESS OTHERWISE EXPRESSLY AGREED IN WRITING BY BUYER AND SIGNED BY BUYER’S AUTHORIZED REPRESENTATIVES.

PURCHASE Contract	Bill To: Magna Electronics Accounts Payable 10410 N. Holly Rd. Holly, MI 48442	Page: 1 (Exclude Cover) Contract No: *** Effective Date: 2011-02-08 Expiry Date: 2025-02-07
Supplier : 51467 MOBILEYE TECHNOLOGIES LIMITED GREG TOWER 7 FLORINIS STREET NICOSIA 1034, CYPRUS	(810)606-0444	Revision: Delivery Address: Magna Electronics 10410 N. Holly Rd. Holly, MI 48442

Ref.:                                                                     /STALO MYLONA

Telephone: 01135722451555     Telefax:         orders@mobileye.com

Pos	Item Code	Unit Revision No	Currency	Purchase Price	Unit	New Price

3	***	EA	USD	***	EA	0.0000000
***

Suppl. Part No: ***/MOBILEYE	Drawing Number:
Status: LV Live	Delivery or Pick-Up: Pick-up
Delivery: FOB DEST FRT COLLECT	Payment: Net 45 Days
Desc.:	Buyer: Bender, Paul

Contract Text

3/30/2011: PART NUMBER *** ADDED TO CONTRACT AT ***/EA. THE LEADTIME IS 21 WEEKS WITH AN MOQ OF *** PCS. THE MOBILEYE PART NUMBER *** WHICH ALIGNS WITH THE *** MODULE REFERENCE 20778457. THE PPAP AND IMDS SUBMISSION ARE TO BE APPROVED PRIOR TO PRODUCTION SHIPMENTS BEING SENT TO MAGNA ELECTRONICS. PER THE MASTER AGREEMENT APPENDIX A THE ANNUAL REDUCTIONS ARE *** STARTING IN 2012.

MOBILEYE AGREES TO A *** PER UNIT. THE VOLUME REBATE AGREEMENT IS AS FOLLOWS: *** TO *** PER YEAR IS A *** REBATE. *** TO *** PER YEAR IS AN ADDITIONAL *** REBATE FOR A TOTAL OF ***. *** TO *** IS AN ADDITIONAL *** REBATE FOR A TOTAL OF ***.

THE *** AND

VOLUME REBATES ARE TO BE PAID 10 DAYS AFTER EACH QUARTER BASED ON ACTUAL RECEIPTS. ALL QUANTITIES NEED TO BE RECONCILED WITH MAGNA ELECTRONICS PURCHASING. THE REBATE CHECKS ARE TO BE SENT DIRECTLY TO MAGNA ELECTRONICS PURCHASING. J . HOPPE

********************************************************************************

2/8/2011 - *** ADDED TO CONTRACT FOR TRANSMISSION OF RELEASES TO SUPPLIER ONLY. SEE 9022007 FOR DETAILS. ERYCE

=======================================================================

LEVEL*** PPAP REQUIRED TO MAGNA ELECTRONICS INCORPORATED (MEI) PRIOR TO INITIAL SUBMISSION OF PRODUCTION COMPONENTS PER AIAG STANDARDS. ONCE THE PROCESS IS APPROVED ANY CHANGES MUST BE AUTHORIZED PER THE MEI SUPPLIER CHANGE REQUEST PROCEDURE.

PURCHASE Contract	Bill To: Magna Electronics Accounts Payable 10410 N. Holly Rd. Holly, MI 48442	Page: 2 Contract No: *** Effective Date: 2011-02-08 Expiry Date: 2025-02-07
Supplier : 51467 MOBILEYE TECHNOLOGIES LIMITED GREG TOWER 7 FLORINIS STREET NICOSIA 1034, CYPRUS	(810)606-0444	Revision: Delivery Address: Magna Electronics 10410 N. Holly Rd. Holly, MI 48442

Ref.:                                                                     /STALO MYLONA

Telephone: 01135722451555     Telefax:         orders@mobileye.com

Pos	Item Code	Unit Revision No	Currency	Purchase Price	Unit	New Price

THE FIRST PRODUCTION SHIPMENT OF ANY NEW PRODUCT AND/OR NEW REVISION, AS WELL AS ANY PRODUCTION SHIPMENTS PRIOR TO PPAP APPROVAL, MUST BE LABELED ON THE OUTSIDE OF THE BOX WITH THE APPROPRIATE MAGNA ELECTRONICS PPAP OR CHANGE LABEL. IF YOU DO NOT HAVE THE APPROPRIATE LABEL, PLEASE OBTAIN ONE FROM YOUR BUYER.
REFERENCE THE MEI SUPPLIER QUALITY REQUIREMENTS MANUAL, PACKAGING & SHIPPING REQUIREMENTS MANUAL, AND TERMS AND CONDITIONS, FOR SUPPLIER QUALITY REQUIREMENTS AND STANDARD TERMS. ALL ARE AVAILABLE ON THE INTERNET AT WWW.MAGNA.COM AND APPLY TO THIS ORDER UNLESS OTHERWISE AGRREED TO IN WRITING. IF YOU DO NOT HAVE INTERNET ACCESS OR HAVE DIFFICULTY LOCATING THE DOCUMENTS ONLINE, PLEASE CONTACT YOUR BUYER FOR ASSISTANCE.
ALL COMPONENTS MUST BE ENTERED INTO THE IMDS SYSTEM PRIOR TO PPAP I SUBMISSION OR PRODUCTION DELIVERY. FAILURE TO COMPLY WILL AFFECT YOUR SUPPLIER QUALITY RATING, SOURCING DECISIONS, AND MAY RESULT IN RESOURCING OF BUSINESS TO AN ALTERNATE SUPPLIER. FAILURE TO COMPLY MAY ALSO RESULT IN A SUPPLIER CHARGEBACK OF $150 PER WEEK PER MAGNA ELECTRONICS FACILITY.
ALL ELECTRONIC COMPONENTS MUST BE “AUTOMOTIVE GRADE” UNLESS OTHERWISE SPECIFIED ON THE PURCHASE ORDER. MSDS SHEETS, AND APPROPRIATE LABELS APPLIED TO EACH CONTAINER ARE REQUIRED FOR ANY HAZARDOUS MATERIALS.
MRP RELEASES WILL BE SENT OUT WEEKLY. THE REQUIRED DATE IS THE DATE DUE TO MAGNA. ANY DEVIATION FROM THIS WILL RESULT IN PRODUCT BEING RETURNED AT THE SUPPLIER’S EXPENSE. SUPPLIERS ARE REQUIRED TO MAINTAIN 100% ON-TIME DELIVERY. LATE SHIPMENTS WILL NOT BE TOLERATED AND WILL AFFECT SUPPLIER QUALITY RATINGS.
A PACKING LIST MUST BE INCLUDED WITH EACH SHIPMENT. THE MAGNA PART NUMBER AND PURCHASE ORDER MUST BE REFERENCED ON ALL DOCUMENTION, ESPECIALLY THE PACKING LIST AND INVOICE. FAILURE TO COMPLY MAY RESULT IN AN ADMINISTRATIVE FEE OF $100.00 PER OCCURRENCE AND WILL AFFECT YOUR SUPPLIER QUALITY RATING.
IT IS THE SUPPLIERS RESPONSIBILITY TO SHIP PRODUCT IN PACKAGING WHICH WILL ADEQUATELY PROTECT IT DURING TRANSIT. IF THE TOTAL SHIPMENT

PURCHASE Contract	Bill To: Magna Electronics Accounts Payable 10410 N. Holly Rd. Holly, MI 48442	Page: 3 Contract No: *** Effective Date: 2011-02-08 Expiry Date: 2025-02-07
Supplier : 51467 MOBILEYE TECHNOLOGIES LIMITED GREG TOWER 7 FLORINIS STREET NICOSIA 1034, CYPRUS	(810)606-0444	Revision: Delivery Address: Magna Electronics 10410 N. Holly Rd. Holly, MI 48442

Ref.:                                                                     /STALO MYLONA

Telephone: 01135722451555     Telefax:         orders@mobileye.com

Pos	Item Code	Unit Revision No	Currency	Purchase Price	Unit	New Price

WEIGHS LESS THAN 100 POUNDS, PRODUCT IS TO BE SHIPPED UPS GROUND COLLLECT. IF THE FREIGHT IS OVER 100 POUNDS AND THE SHIPPING ORIGIN IS WITHIN MICHIGAN, ILLINOIS, OHIO, INDIANA, OR WISCONSIN, PRODUCT IS TO BE SECURED ON SKIDS VIA USF HOLLAND COLLECT. FOR ALL OTHER SHIPPING ORIGINS WITHIN THE CONTINENTAL UNITED STATES, SHIPMENTS OVER 100 POUNDS SHALL BE SECURED TO SKIDS AND SHIPPED ROADWAY COLLECT. FOR ANY INTERNATIONAL SHIPMENTS, PLEASE CONTACT YOU BUYER FOR SHIPPING INSTRUCTIONS.
EXPEDITED FREIGHT CHARGES WILL NOT BE PAID WITHOUT A PREMIUM FREIGHT AUTHORIZATION NUMBER. THIS NUMBER MUST BE PRESENT ON BOTH THE PACKING LIST AND INVOICE.
MAGNA ELECTRONICS AND THEIR CUSTOMER(S) RESERVE THE RIGHT TO VERIFY PURCHASED PRODUCT AND ANY ASSOCIATED TOOLING AND PERTINENT QUALITY DOCUMENTATION AT SUBCONTRACTORS LOCATION AS REQUIRED.
THIS CONTRACT MAY AUTOMATICALLY BE EXTENDED AT THE BUYER’S DISCRETION.

Acceptance of Purchase Order / Purchase Contract		|
|
	_________________________	|	3/31/11	_________________________
Date	Authorized Supplier Signature		Date	Authorized Supplier Signature

PURCHASE Contract Supplier : 51467 MOBILEYE TECHNOLOGIES LIMITED GREG TOWER 7 FLORINIS STREET NICOSIA 1034, CYPRUS	Bill To: Magna Electronics Accounts Payable 10410 N. Holly Rd. Holly, MI 48442 (810)606-0444	Contract No: *** Delivery Address: Magna Electronics 10410 N. Holly Rd. Holly, MI 48442

Ref.:                                                                     /STALO MYLONA

Telephone: 01135722451555     Telefax:         orders@mobileye.com

Only those items identified as “RELEASED” on a Purchase Schedule authorize production of finished goods. Those finished goods should be prepared for shipment, but shipped in accordance with the most recent release which indicates the shipment quantities for the next week. Those items Identified as “PLANNED” on a Purchase Schedule are released for expected delivery and are authorizing raw material procurement only. Those items identified as “FORECAST” on a Purchase Schedule are for planning purposes only and are not authorizing shipment, production, or raw material procurement.

Suppliers are not authorized to ship production components to any Magna Electronics Production Facility without PPAP approval to the current revision level, or a signed Deviation from Magna Electronics. Please reference Magna’s SQR Manual.

In the event the terms of this purchase contract conflict with any other agreement between the parties which provides for future price reductions, the terms of that agreement shall govern this purchase contract.

This Purchase Contract covers releases calling for receipt of product between

Effective Date: 2011-02-08

TO

Expiry Date: 2025-02-07

##############################################################################

NOTE: Supplier must meet the requirements of the Manga Electronics Supplier
Handbook “Packaging & Shipping Requirements” and “S.Q.R.” manuals, which can be found at www.magnaelectronics.com/suppliers.

##############################################################################

Buyer’s Purchase Order Terms and Conditions, which are available via the Internet at www.magna.com, are incorporated by reference herein and form an integral part hereof. Upon request, Buyer will furnish Seller with a hard copy of Buyer’s Purchase Order Terms and Conditions. SELLER’S ACCEPTANCE OF THIS PURCHASE ORDER IS LIMITED AND SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED ABOVE AND INCORPORATED BY REFERENCE HEREIN, AND ANY ADDITIONAL OR DIFFERENT TERMS OR CONDITIONS PROPOSED BY SELLER ARE HEREBY REJECTED, UNLESS OTHERWISE EXPRESSLY AGREED IN WRITING BY BUYER AND SIGNED BY BUYER’S AUTHORIZED REPRESENTATIVES.

PURCHASE Contract	Bill To: Magna Electronics Accounts Payable 10410 N. Holly Rd. Holly, MI 48442	Page: 1 (Exclude Cover) Contract No: *** Effective Date: 2011-02-08 Expiry Date: 2025-02-07
Supplier : 51467 MOBILEYE TECHNOLOGIES LIMITED GREG TOWER 7 FLORINIS STREET NICOSIA 1034, CYPRUS	(810)606-0444	Revision: Delivery Address: Magna Electronics 10410 N. Holly Rd. Holly, MI 48442

Ref.:                                                                     /STALO MYLONA

Telephone: 01135722451555     Telefax:         orders@mobileye.com

Pos	Item Code	Unit Revision No	Currency	Purchase Price	Unit	New Price

2	***	EA	USD	***	EA	0.0000000
***

Suppl. Part No: ***/MOBILEYE	Drawing Number:
Status: LV Live	Delivery or Pick-Up: Pick-up
Delivery: FOB DEST FRT COLLECT	Payment: Net 45 Days
Desc.:	Buyer: Bender, Paul

Contract Text

3/30/2011: PART NUMBER *** ADDED TO CONTRACT AT ***/EA. THE LEADTIME IS 21 WEEKS WITH AN MOQ OF *** PCS. THE MOBILEYE PART NUMBER *** WHICH ALIGNS WITH *** MODULE REFERENCE 20778456. THE PPAP AND IMDS SUBMISSION ARE TO BE APPROVED PRIOR TO PRODUCTION SHIPMENTS BEING SENT TO MAGNA ELECTRONICS. PER THE MASTER AGREEMENT APPENDIX A THE ANNUAL REDUCTIONS ARE *** STARTING IN 2012.

MOBILEYE AGREES TO A *** PER UNIT.

THE VOLUME REBATE AGREEMENT IS AS FOLLOWS: *** TO *** PER YEAR IS A *** REBATE. *** TO *** PER YEAR IS AN ADDITIONAL *** REBATE FOR A TOTAL OF ***. *** TO *** PER YEAR IS AN ADDITIONAL *** REBATE FOR A TOTAL OF ***.

THE *** AND

VOLUME REBATES ARE TO BE PAID 10 DAYS AFTER EACH QUARTER BASED ON ACTUAL RECEIPTS. ALL QUANTITIES NEED TO BE RECONCILED WITH MAGNA ELECTRONICS PURCHASING. THE REBATE CHECKS ARE TO BE SENT DIRECTLY TO MAGNA ELECTRONICS PURCHASING. J.HOPPE

********************************************************************************

2/8/2011 – *** ADDED TO CONTRACT AS PLACEHOLDER ALLOW FOR TRANSMISSION OF RELEASES TO SUPPLIER. NEGOTIATION OF MASTER AGREEMENT NOT YET FINALIZED. CONTRACT FOR RELEASE COMMUNICATION ONLY. ERYCE

=======================================================================

LEVEL*** PPAP REQUIRED TO MAGNA ELECTRONICS INCORPORATED (MEI) PRIOR TO INITIAL SUBMISSION OF PRODUCTION COMPONENTS PER AIAG STANDARDS. ONCE THE PROCESS IS APPROVED ANY CHANGES MUST BE AUTHORIZED PER THE MEI SUPPLIER CHANGE REQUEST PROCEDURE.

PURCHASE Contract	Bill To: Magna Electronics Accounts Payable 10410 N. Holly Rd. Holly, MI 48442	Page: 2 Contract No: *** Effective Date: 2011-02-08 Expiry Date: 2025-02-07
Supplier : 51467 MOBILEYE TECHNOLOGIES LIMITED GREG TOWER 7 FLORINIS STREET NICOSIA 1034, CYPRUS	(810)606-0444	Revision: Delivery Address: Magna Electronics 10410 N. Holly Rd. Holly, MI 48442

Ref.:                                                                     /STALO MYLONA

Telephone: 01135722451555     Telefax:         orders@mobileye.com

Pos	Item Code	Unit Revision No	Currency	Purchase Price	Unit	New Price

THE FIRST PRODUCTION SHIPMENT OF ANY NEW PRODUCT AND/OR NEW REVISION, AS WELL AS ANY PRODUCTION SHIPMENTS PRIOR TO PPAP APPROVAL, MUST BE LABELED ON THE OUTSIDE OF THE BOX WITH THE APPROPRIATE MAGNA ELECTRONICS PPAP OR CHANGE LABEL. IF YOU DO NOT HAVE THE APPROPRIATE LABEL, PLEASE OBTAIN ONE FROM YOUR BUYER.
REFERENCE THE MEI SUPPLIER QUALITY REQUIREMENTS MANUAL, PACKAGING & SHIPPING REQUIREMENTS MANUAL, AND TERMS AND CONDITIONS FOR SUPPLIER QUALITY REQUIREMENTS AND STANDARD TERMS. ALL ARE AVAILABLE ON THE INTERNET AT WWW.MAGNA.COM AND APPLY TO THIS ORDER UNLESS OTHERWISE AGRREED TO IN WRITING. IF YOU DO NOT HAVE INTERNET ACCESS OR HAVE DIFFICULTY LOCATING THE DOCUMENTS ONLINE, PLEASE CONTACT YOUR BUYER FOR ASSISTANCE.
ALL COMPONENTS MUST BE ENTERED INTO THE IMDS SYSTEM PRIOR TO PPAP SUBMISSION OR PRODUCTION DELIVERY. FAILURE TO COMPLY WILL AFFECT YOUR SUPPLIER QUALITY RATING, SOURCING DECISIONS, AND MAY RESULT IN RESOURCING OF BUSINESS TO AN ALTERNATE SUPPLIER. FAILURE TO COMPLY MAY ALSO RESULT IN A SUPPLIER CHARGEBACK OF $150 PER WEEK PER MAGNA ELECTRONICS FACILITY.
ALL ELECTRONIC COMPONENTS MUST BE “AUTOMOTIVE GRADE” UNLESS APPROPRIATE LABELS APPLIED TO EACH CONTAINER ARE REQUIRED FOR HAZARDOUS MATERIALS.
MRP RELEASES WILL BE SENT OUT WEEKLY. THE REQUIRED DATE IS THE DATE DUE TO MAGNA. ANY DEVIATION FROM THIS WILL RESULT IN PRODUCT BEING RETURNED AT THE SUPPLIER’S EXPENSE. SUPPLIERS ARE REQUIRED TO MAINTAIN 100% ON TIME DELIVERY. LATE SHIPMENTS WILL NOT BE TOLERATED AND WILL AFFECT SUPPLIER QUALITY RATINGS.
A PACKING LIST MUST BE INCLUDED WITH EACH SHIPMENT. THE MAGNA PART NUMBER AND PURCHASE ORDER MUST BE REFERENCED ON ALL DOCUMENTION, ESPECIALLY THE PACKING LIST AND INVOICE. FAILURE TO COMPLY MAY RESULT IN AN ADMINISTRATIVE FEE OF $100 .00 PER OCCURRENCE AND WILL AFFECT YOUR SUPPLIER QUALITY RATING.
IT IS THE SUPPLIERS RESPONSIBILITY TO SHIP PRODUCT IN PACKAGING WHICH WILL ADEQUATELY PROTECT IT DURING TRANSIT. IF THE TOTAL SHIPMENT WEIGHS LESS THAN 100 POUNDS, PRODUCT IS TO BE SHIPPED UPS GROUND

PURCHASE Contract	Bill To: Magna Electronics Accounts Payable 10410 N. Holly Rd. Holly, MI 48442	Page: 3 Contract No: *** Effective Date: 2011-02-08 Expiry Date: 2025-02-07
Supplier : 51467 MOBILEYE TECHNOLOGIES LIMITED GREG TOWER 7 FLORINIS STREET NICOSIA 1034, CYPRUS	(810)606-0444	Revision: Delivery Address: Magna Electronics 10410 N. Holly Rd. Holly, MI 48442

Ref.:                                                                     /STALO MYLONA

Telephone: 01135722451555     Telefax:         orders@mobileye.com

Pos	Item Code	Unit Revision No	Currency	Purchase Price	Unit	New Price

COLLLECT. IF THE FREIGHT IS OVER 100 POUNDS AND THE SHIPPING ORIGIN IS WITHIN MICHIGAN, ILLINOIS, OHIO, INDIANA, OR WISCONSIN, PRODUCT IS TO BE SECURED ON SKIDS VIA USF HOLLAND COLLECT. FOR ALL OTHER SHIPPING ORIGINS WITHIN THE CONTINENTAL UNITED STATES, SHIPMENTS OVER 100 POUNDS SHALL BE SECURED TO SKIDS AND SHIPPED ROADWAY COLLECT. FOR ANY INTERNATIONAL SHIPMENTS, PLEASE CONTACT YOU BUYER FOR SHIPPING INSTRUCTIONS.
EXPEDITED FREIGHT CHARGES WILL NOT BE PAID WITHOUT A PREMIUM FREIGHT AUTHORIZATION NUMBER. THIS NUMBER MUST BE PRESENT ON BOTH THE PACKING LIST AND INVOICE.
MAGNA ELECTRONICS AND THEIR CUSTOMER(S) RESERVE THE RIGHT TO VERIFY PURCHASED PRODUCT AND ANY ASSOCIATED TOOLING AND PERTINENT QUALITY DOCUMENTATION AT SUBCONTRACTORS LOCATION AS REQUIRED.
THIS CONTRACT MAY AUTOMATICALLY BE EXTENDED AT THE BUYER’S DISCRETION.

Acceptance of Purchase Order / Purchase Contract		|
|
	_________________________	|	3/31/11	_________________________
Date	Authorized Supplier Signature		Date	Authorized Supplier Signature

PURCHASE Contract Supplier 51467 MOBILEYE TECHNOLOGIES LIMITED GREG TOWER 7 FLORINIS STREET NICOSIA 1034, CYPRUS	Bill To: Magna Electronics Accounts Payable 10410 N. Holly Rd. Holly, MI 48442 (810)606-0444	Contract No: *** Delivery Address: Magna Electronics 10410 N. Holly Rd. Holly, MI 48442

Ref.:                                                                     /STALO MYLONA

Telephone: 01135722451555     Telefax:         orders@mobileye.com

Only those items identified as “RELEASED” on a Purchase Schedule authorize production of finished goods. Those finished goods should be prepared for shipment, but shipped in accordance with the most recent release which indicates the shipment quantities for the next week. Those items identified as “PLANNED” on a Purchase Schedule are released for expected delivery and are authorizing raw material procurement only. Those items identified as “FORECAST” on a Purchase Schedule are for planning purposes only and are not authorizing shipment, production, or raw material procurement.

Suppliers are not authorized to ship production components to any Magna Electronics Production Facility without PPAP approval to the current revision level, or a signed Deviation from Magna Electronics. Please reference Magna’s SQR Manual.

In the event the terms of this purchase contract conflict with any other agreement between the parties which provides for future price reductions, the terms of that agreement shall govern this purchase contract.

This Purchase Contract covers releases calling for receipt of product between

Effective Date: 2012-06-12

TO

Expiry Date: 2025-06-11

##############################################################################

NOTE: Supplier must meet the requirements of the Manga Electronics Supplier
Handbook “Packaging & Shipping Requirements” and “S.Q.R.” manuals, which can be found at www.magnaelectronics.com/suppliers.

##############################################################################

Buyer’s Purchase Order Terms and Conditions, which are available via the Internet at www.magna.com, are incorporated by reference herein and form an integral part hereof. Upon request, Buyer will furnish Seller with a hard copy of Buyer’s Purchase Order Terms and Conditions. SELLER’S ACCEPTANCE OF THIS PURCHASE ORDER IS LIMITED AND SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED ABOVE AND INCORPORATED BY REFERENCE HEREIN, AND ANY ADDITIONAL OR DIFFERENT TERMS OR CONDITIONS PROPOSED BY SELLER ARE HEREBY REJECTED, UNLESS OTHERWISE EXPRESSLY AGREED IN WRITING BY BUYER AND SIGNED BY BUYER’S AUTHORIZED REPRESENTATIVES.